UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 International Parkway, Suite 100, Heathrow, Florida 32746

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2008, Ruth’s Chris Steak House, Inc. (the “Company”) and Craig S. Miller, its former Chairman of the Board, Chief Executive Officer and President, entered into a Separation Agreement and General Release (the “Agreement”) outlining the terms of his separation from the Company. The key terms of the Agreement are consistent with the description of the terms in the Company’s Current Report on Form 8-K filed on May 7, 2008. A copy of the Agreement is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 Separation Agreement and General Release dated May 23, 2008 by and between the Company and Craig S. Miller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S CHRIS STEAK HOUSE, INC.

/s/ Thomas E. O’Keefe
Date: May 30, 2008	Name:	Thomas E. O’Keefe
	Title:	Executive Vice President - Chief Legal and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Separation Agreement and General Release dated May 23, 2008 by and between the Company and Craig S. Miller.